SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 21, 2001
                                                       -------------------


                             NTL COMMUNICATIONS CORP.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                         0-22616                       52-1822078
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                          ---------------



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          (Former Name or Former Address, if Changed Since Last Report)

Item 2.    Acquisition of Disposition of Assets.
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     On February 21, 2001,  NTL  Communications  Corp.  completed a  transaction whereby it acquired the entire issued share capital of NTL (CWC Holdings) Limited from its ultimate parent company NTL Incorporated and the entire issued share capital of NTL Business Limited from its direct parent company NTL (Delaware), Inc. in exchange for shares of its common stock. As part of this transaction, NTL's 2.5 billion (pounds sterling) credit facility was novated to a subsidiary of NTL Communications Corp.

     NTL Communications Corp. will file with the Securities and Exchange Commission the financial statements required under Item 7(a) to Form 8-K and the pro forma financial information required under Item 7(b) to Form 8-K within the time period permitted by Item 7(a)(4) to Form 8-K for filing such information.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        NTL COMMUNICATIONS CORP.
                                        (Registrant)


                                        By: /s/  Richard J. Lubasch
                                        ----------------------------------
                                        Name:    Richard J. Lubasch
                                        Title:   Executive Vice President-
                                                  General Counsel


Dated: March 7, 2001